UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Stillwater Mining Company

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Investor Presentation

April 2013

Exceptional Outlook for Stillwater

PGM Fundamentals Are Stronger Than Ever

Palladium is the PGM of Choice for Auto Market

Palladium’s Re-Rating to Platinum

Solidified

Projected Long-Term Supply Deficit

Stillwater Remains the Premier PGM Play

Consistent Palladium Production, without South Africa Risk

One of the Lowest-Cost PGM Producers

Attractive PGM Project Pipeline Driving Growth

1. PGM Fundamentals

Are Stronger Than

Ever

Palladium’s Position as PGM-of-Choice for Auto Catalytic Converters Strengthened

Auto Remains Palladium’s Key End-Market

2012E Palladium Demand by End-Market

Auto Catalysts 69%

Electrical 13%

Dental 6% Chemical 6% Jew elry 5% Other 1%

Palladium: 9,340k oz, gross demand (1)

Source: Johnson Matthey.

(1) Excludes investment demand.

Strong Global Car Build Growth Rate

(light duty vehicles in millions) China CAGR 2011–2020E: 7%

United States Western Europe Japan China Rest of the World

Source: SFA (Oxford) Ltd, LMC Automotive.

68 74 59

89

77 81 83

102 107

96

114 118 110

2008 2009 2010 2011 2012E 2013F 2014F 2015F 2016F 2017F 2018F 2019F 2020F

Palladium Usage Growing in Both Gasoline and Diesel Auto Catalysts

Pd substitution for Pt

0% 20% 40% 60% 80% 100%

70%

80%

85%–90%

90%–100%

2%

2007

5%

2009

20%–30%

2011

20%–30%

2012

Light Duty Gasoline

Light Duty Diesel

Source: Company estimates.

Strong forecasted auto production and palladium’s dominance as the metal-of-choice in auto catalysts will drive future demand

Investor Demand Remains Strong

ETF Investment (April 2007 – March 2013)

2,500,000

2,000,000

nces

Ou 1,500,000 oy Tr

1,000,000 500,000 0

Apr-07 Oct-07

Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13

Gold CAGR: 24% Silver CAGR: 25% Platinum CAGR: 169%

Palladium CAGR: 132%

Palladium has solidified its position as a metal sought after by investors

Source: Bloomberg as of 4/1/13.

Palladium’s Re-Rating to Platinum is Underway

Ratio of Palladium Price to Platinum Price Since 2003

60%

50%

40%

30%

20%

10%

0%

Structural Shift in PGM Market

Mkt. Average: 42.4%

Mkt. Average: 26.4%

Jan-03 Dec-03

Nov-04 Oct-05 Sep-06 Aug-07 Jul-08 Jun-09 May-10 Apr-11 Mar-12 Apr-13

We believe our marketing efforts have played a critical role in the re-rating of Palladium since 2008. The re-rating translates into ~$120 million of additional annual cash flow for Stillwater

Source: Bloomberg as of 4/1/13.

Case for Palladium to Migrate to Par with Platinum Exists

Supply Constraints and Favorable Demand Dynamics Drive Palladium Deficit

Palladium Surplus/Deficit (1)

2.0 1.0 0.0 -1.0 -2.0 -3.0 -4.0

2006 2007 2008 2009

2010

2011 2012E 2013F 201

4F 2015F 2016F 2017F 2018F

2019F

2020F

Palladium Platinum

Muted supply side response

■ Mine disruptions have persisted

■ Limited number of new projects scheduled to come online ■ Challenging to increase production at existing mines Palladium can now substitute one-for-one for platinum Recycling is insufficient to bridge projected deficit

South African Production Remains Challenged

South Africa accounts for ~42% of global palladium production – importantly, all as a by-product to platinum Conditions continue to deteriorate ■ Labor unrest ■ Rising costs ■ Challenging mining conditions ■ Persistent power shortages Companies are curtailing production ■ Anglo American Platinum taking action to close uneconomic mines

Russian Stockpile Shipments are at a 20-Year Low

(‘000s of oz)

CAGR: (50%)

1,000

775

250

2010 2011 2012E

Favorable supply / demand dynamics are expected to lead to higher palladium prices going forward

Source: Johnson Matthey, SFA (Oxford) Ltd., and Wall Street research.

(1) The projections include the expected impact of recycling but do not include a drawdown of above-ground stocks or changes to PGM prices. 8

2. Stillwater Remains the

Premier PGM Play

Long-Lived Palladium Reserves in Montana

Over 40 years of Proven & Probable Reserves in Montana(1)

Proven and Probable Reserves (contained ounces 000s)

0 5,000 10,000 15,000 20,000 25,000

9,141

2,005

7,136

12,314

2,676

9,638

21,455

4,681

16,774

Stillwater Mine East Boulder Mine Total Montana Mines

Palladium Platinum

Montana proven and probable reserves were increased 8.6% y-o-y to an all-time high in 2012

Source: Company.

(1) Based on current mining rates.

Consistent, Predictable Palladium Production Without South Africa Risk

Annual PGM Production (000s ounces)

Palladium Platinum Annual Guidance

PGM Production (000s ozs)

0 100 200 300 400 500 600

2009 2010 2011 2012

PGM Production (000s oz)

530

485

518

514

Source: Company filings, press release.

Excellent Cost Management Record

Cash Cost Increases (2008 – 2012 Compound Annual Growth Rate)

15% 12% 9% 6% 3% 0%

5%

6%

8%

12%

14%

Stillwater North American Silver North American Base South African PGMs North American Gold

Metals

PGM Producer Diversified Peers

Note: North American Base Metals, North American Silver, South African PGMs and North American Gold represent average change in cash costs for these groups between 2008 and 2012.

North American Base

Metals: Inmet Mining, Capstone Mining, First Quantum Minerals; North American Silver: Pan American Silver, First Majestic Silver, Coeur d’Alene, Hecla Mining; South African PGMs: Anglo American

Platinum, Lonmin (FY2008 – FY2012), Aquarius Platinum, Impala Platinum (CY2012 results through 9-30-12); North American Gold: Newmont Mining, Barrick Gold, Goldcorp, Kinross, Agnico Eagle, Yamana,

IAMGOLD, Eldorado. Cash costs as presented by each company.

Source: Company filings.

Cash Cost Position Among the Best in the Industry

Cash Cost Position of South African Producers Compared to Stillwater

Platinum Equivalent Total Cash Costs and Capital Expenditures per Ounce

Cost per Pt Equivalent oz (USD)

$3,000 $2,500 $2,000 $1,500 $1,000 $500 $-

Stillwater Mining Company

Platinum-Equivalent Price: $1,598/oz

Average South African Platinum- Equivalent

Break-Even

Price: $1,500/0z

0

1000

2000

3000 4000 5000 6000 7000

Cumulative Pt Equivalents (‘000 oz)

Note: Production and cost estimates are for 1H 2012 and include SG&A. Metal prices and exchange rate of 1 USD = 8.8 ZAR as of 2/28/13. Source: Company estimates, public filings.

Montana G&A Supports Current Operations and Enables Near Term Montana Growth Initiatives

Montana G&A has been relatively consistent since 2009

The slight increase seen in 2011 and 2012 is due largely to costs associated with: ■ Larger workforce and infrastructure to support growth initiatives in Montana ■ Instilling an even more rigorous safety program

Adjusted U.S. G&A Expenses (Montana Operations)

($ in millions)

$40 $30 $20 $10

–

$25 $26

$29

$30

2009 2010

2011 2012

Note: Figures represent Montana G&A adjusted for non-recurring items.

Stillwater Has Focused its Capital Allocation and Strategic Priorities

Montana will account for 87% of $173 million of capital expenditures budgeted for 2013E

Strategic and capital priority is Montana

Montana Operations

Graham Greek

Far West

Blitz

Marathon

Altar

Montana Projects Will Drive Increased PGM Production

Montana PGM Production Profile to Increase Approximately 20% in the Coming Years

PGM Production (000 ozs)

400 450 500 550 600

500 500

530

550

575

600

2013E 2014E 2015E 2016E 2017E Long Term

Montana Projects Leverage Existing Infrastructure

Source: Company estimates.

Growing Recycling Business

Stable and High Return Business

Substantial growth in volumes processed in fourth quarter of 2012 continuing into 2013 Low capital requirements

Stillwater Has Excellent Additional Value Opportunities

Marathon

Highly attractive palladium deposit of scale in North America Copper lowers cost and increases leverage to palladium Mitsubishi investment validates value proposition ■ In March 2012, Mitsubishi purchased a 25% interest for $81 million (implied valuation of $325 million represents an 87% premium to the price paid by Stillwater) ■ Involvement reduces Stillwater’s capital requirement and project financing risk Going forward: ■ Complete final engineering design work – Q3 2013 ■ Environmental review process is ongoing ■ Refresh economic assessment of project ■ Limit spending until development decision

Altar

Option to maximize value without diverting capital resources from palladium investment and growth Highly disciplined exploration program focused on further defining the resource potential ■ 2013 budget significantly less than 2012 ($13 million down from $17 million) Recent drilling results have been favorable and exceeded expectations ■ Updated NI 43-101 resource statement to be published during H2 2013 Going forward, a range of options exist: ■ Sale ■ Joint venture ■ Development

Well Capitalized to Fund PGM Operations and Growth

Convert Funding Critical Piece of PGM Growth Strategy

■ Retire $167 million of principal on 1.875% convertible notes redeemable in March 2013

■ 2013 capital expenditures at existing operations ■ Stillwater Mine $87 million ■ East Boulder Mine $22 million ■ Recycling Operations $21 million

■ Montana PGM growth projects

■ Graham Creek $13 million with start-up in 2015

■ Far West $28 million with start-up in 2016

■ Blitz $209 million with start-up in 2017

Attractive Cost of Capital

After-Tax Cost of Capital Comparison

After-Tax Cost of Capital

2% 4% 6% 8% 10%

0%

$10.00 $12.50 $15.00 $17.50 $20.00 $22.50 $25.00

Stillwater Share Price

Illustrative Bond (1) Pricing

Stillwater’s Convertible

Bond

Source: Company filings

(1) Represents after-tax cost of capital based on an indicative 20% tax rate. Pre-tax cost of capital of 9% – 11%.

Our Strategy Continues to Create Shareholder Value

SWC Remains a Sector Outperformer

	Stillwater	South African PGMs	North American Palladium
3-year	(5.4%)	(43.4%)	(60.5%)
5-year	(17.0%)	(62.6%)	(70.1%)



60
30
–
(30)
(60)
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Apr-13
21%
(25%)
(36%)
Stillwater
South African PGMs
North American Palladium

SWC's Share Price Remains Highly Correlated to Palladium



60
30
–
(30)
(60)
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Apr-13
86% Correlated
Stillwater
Palladium

Stillwater's float has turned over fully in the last three months, during which period shareholders have enjoyed a 6.3% return

Source: FactSet as of 4/1/13, Bloomberg, Capital IQ, and Company filings.
Note: South African PGM producers include: Anglo American Platinum, Lonmin, Aquarius Platinum, and Impala Platinum.

19

Analysts are Increasingly Bullish on the Prospects for Stillwater

Broker Date Recommendation Price Target Commentary

JPMorgan 3/27/2013 Overweight $ 19.00 “Stillwater is unique as one of only two PGM equities that don’t have exposure to labor unrest in South Africa.”

CIBC World Markets 3/20/2013 Overweight $ 18.00 “We believe Stillwater management will be successful in fighting off this challenge and view the whole saga as a real waste of time and money.”

RBC Capital Markets 3/4/2013 Sector Perform $ 15.00 “Recent training and labour initiatives appear to have improved the ability to grow the workforce and strong PGM prices could offset rising costs in existing operations.”

Wells Fargo Securities 2/28/2013 Outperform N/A “We expect fundamentals to remain healthy through 2014, which keeps us positive on Stillwater.”

Barclays 2/27/2013 Overweight $ 17.00 “While company-specific operating, project development, and capital allocation risks remain, in our view these risks have dissipated.”

Credit Suisse 2/27/2013 Neutral $ 15.00 “Stillwater shares remain the best way to play a bullish palladium outlook.”

Source: Equity Research, Thomson One.

Note: Permission to use quotes neither sought nor obtained.

Stillwater’s Strategy Provides Exceptional Leverage to Palladium

PGM Fundamentals Are Stronger Than Ever

Palladium is the PGM of Choice for Auto Market

Palladium’s Re-Rating to Platinum

Solidified

Projected Long-Term Supply Deficit

Stillwater Remains the Premier PGM Play

Consistent Palladium Production, without South Africa Risk

One of the Lowest-Cost PGM Producers

Attractive PGM Project Pipeline Driving Growth

3. Strong Track Record

of Corporate

Governance

Shareholder Friendly Corporate Governance Structure

Mining Experience

Financial Expertise

Strong Board Alignment with Industry

Refreshed Board

5 out of 8 Directors have significant experience in the mining sector Directors have over 125 years of combined mining experience including extensive experience in open-pit and underground operations

3 out of 8 Directors possess financial expertise specific to companies in the mining sector

Directors have a strong balance of mining and large public company board experience Apart from mining, Directors also have financial, legal and political expertise

Added two new Directors with extensive mining experience within the past 6 months

Stillwater Has an Exceptional Board Well Suited for its Operations

Name Key Attributes Other Board Experience Board Member

Since

Francis R. McAllister ■ Over 45 years of mining experience ■ ASARCO, Cliffs Natural ■ 2001

■ Open-pit and underground experience Resources and National Mining

■ Chairman and CEO of Stillwater for last twelve years Association

■ Former Chairman and CEO of ASARCO, also served as COO

■ Significant knowledge and deep understanding of the Company, its operations, and the PGM industry

Patrick M. James ■ More than 35 years of mining experience ■ Centerra Gold, Constellation ■ 2001

■ Open-pit and underground experience Copper, DMC Mining Services,

■ Extensive public mining company Board experience Dynatec, General Moly and Santa

■ Former President and CEO of Rio Algom Fe Pacific Gold

■ Former Chairman, President and CEO of Sante Fe Gold

Sheryl K. Pressler ■ Former Chief Investment Officer for CalPERS ■ Centerra Gold and Nuevo Energy ■ 2002

■ Investment and strategy consultant

■ Extensive experience as a Trustee of various portfolios in the ING fund complex

Steven S. Lucas* ■ Extensive legal background ■ NA ■ 2003

■ Partner at Nielsen Merksamer Parrinello Gross & Leoni

■ Public Advocate in California for [22] years

Craig L. Fuller* ■ Eight years of service in the White House ■ NA ■ 2003

■ President and CEO of the Aircraft Owners and Pilots Association

■ Former Chief of Staff to Vice President George H.W . Bush

■ Various senior positions in the Federal Government

Michael S. Parrett ■ Over 20 years of mining experience ■ Fording Canadian Coal Trust, ■ 2009

■ Open-pit and underground experience Gabriel Resources and Sunshine

■ Former CFO and President of Rio Algom Silver Mines

■ Former CFO of Falconbridge

■ Chairman of Gabriel Resources since 2005

Gary A. Sugar ■ Almost 40 years of mining experience ■ Osisko, Patagonia Gold and ■ 2012

■ Significant equity and debt capital markets experience Romarco Minerals

■ Former Managing Director, Investment Banking at RBC Capital Markets focused on Metals & Mining

George M. Bee ■ Over 25 years of mining experience ■ Andina Minerals, Peregrine ■ 2012

■ Open-pit and underground experience Metals and Sandspring

■ Extensive experience in project development and mining operations Resources

■ Former COO of Aurelian Resources

■ President and CEO of Andina Minerals since 2009

*Denotes Norilsk nominated Board member

We Continue to Proactively Strengthen our Board

Two Qualified, Independent Board Members Added in 2012

Gary Sugar

Served as Managing Director of RBC Capital Markets in Investment Banking, specializing in the mining sector; retired in 2011 after a distinguished 32-year career

Director of Osisko Mining and Romarco Minerals since March 2012

Independent Non-Executive Director of Patagonia Gold since November 2011

Holds a Bachelor of Science degree in Geology and an M.B.A. from the

University of Toronto

George Bee

Currently serves as the President and CEO of Andina Minerals

Previously held various senior management and operational positions at Aurelian Resources (COO), Kinross Gold, Palabora Mining in South Africa, and Barrick Gold Director of Andina Minerals since January 2009 and Sandspring Resources since September 2011

Holds a Bachelor of Science degree from the Camborne School of Mines in

Cornwall, United Kingdom

Stillwater’s Directors Have Significantly More

Relevant Experience

Clinton’s slate of nominees has extremely limited mining and governance experience

7 of 8 of Clinton’s nominees have never served on a U.S. public company Board of Directors

7 of 8 of Clinton’s nominees have no relevant PGM mining experience

Mining Company Board Experience (Years)

143

14

126

38

Average Mining Experience per Director (Years)

16

2

Average Public Company Experience per Director (Years)

14

5

Stillwater Mining Board Clinton Nominees

Note: Years of experience based on public disclosure. Experience per Director based on eight nominees from each slate. Source: Capital IQ, Company filings.

Clinton’s Nominees are not Qualified to Represent Stillwater’s Shareholders

Name Key Attributes

John DeMichiei ■ Checkered track record at Signal Peak

■ Poor labor relations record; took coercive action and threatened employees with loss of wages and benefits upon joining a union

■ Poor safety record, numerous mine collapses

■ Bull Mountain mine had seven roof falls in 2009–2012 compared to just one in 2003–2008 before Signal Peak took over the mine

■ Repeated environmental violations

■ Poor attendance to government boards as an appointee of Brian Schweitzer

■ Attended only one of 10 board meetings held during his tenure with the State Worker Investment Board

■ No PGM experience; primary experience in coal mining, which is meaningfully different from PGM mining

■ No public company board or management experience

■ Material inconsistencies in academic and employment record provided

■ No record of a Masters in Business Administration from American University

■ No record of a Bachelor of Science in Mining Engineering from the University of Pittsburgh

Charles R. Engles ■ Abruptly resigned as Chairman and CEO of Stillwater in 1997 at a time when the Company struggled as a low-volume,

high-cost producer with no clear strategy for future growth or development in Montana

■ We invite Dr. Engles to publicly discuss his tenure at the Company and the reasons for his abrupt resignation

■ Involved in a number of failed ventures with questionable oversight

■ Sundance Homes: unprofitable, sold assets, and delisted from NASDAQ

■ Catalytic Solutions: defaulted on outstanding loans

■ Cutanix Corporation: products removed from market following FDA concerns

■ Has been out of the mining industry in any meaningful capacity for over 15 years

Seth E. Gardner ■ No corporate management, PGM or mining industry experience

■ Board experience limited to Cerberus portfolio companies

■ Currently unemployed

■ No public company board experience

Clinton’s Nominees are not Qualified to Represent Stillwater’s Shareholders (cont’d)

Name Key Attributes

Michael “Mick” McMullen ■ No PGM experience; primary experience lies with early stage, non-producing and highly speculative exploration and development companies in iron ore mining, which is meaningfully different from PGM mining

■ We invite Mr. McMullen to discuss why he failed to disclose his involvement in an early stage gold explorer in Burkina

Faso (West African Resources)

■ No U.S. public company board or management experience

Michael McNamara ■ No public company board or management experience

■ Financial analyst at a small financial advisory boutique

■ Less than 10 years of work experience

Brian Schweitzer ■ Was a staunch supporter of Stillwater while he was in office and only weeks after he stepped down, he aligned himself with the Clinton Group to disrupt our progress and growth in Montana

■ No public company board or management experience

■ Limited management experience outside of politics

Patrice Merrin ■ Violated U.S. law (the Helms-Burton Act) and was banned from the U.S. in her capacity with a company which had a joint venture with the Cuban government

■ No U.S. public company board or management experience

Gregory P. Taxin ■ Very limited investment history in mining companies, none in PGM

■ Investments have significantly underperformed for public shareholders

■ Reflects short-term investment focus and lack of fundamental understanding of business drivers

■ No corporate management or mining industry experience

■ Sold Glass Lewis to Xinhua Finance; following an insider trading scandal in which senior executives were indicted for fraud, Mr. Taxin resigned from Glass Lewis

■ No public company board experience

Stillwater is Highly Focused on Executive Compensation

Compensation Concerns	Proactively Addressed Compensation Concerns
Stock Ownership Guidelines	✓ Adopted new stock ownership guidelines for Directors and NEOs - Directors required to own common stock with fair market value of 2x the annual base cash retainer - NEOs required to own common stock with value equal to a determined multiple of the executive's annual base salary (CEO required ownership of 5.0x base salary)
Performance Based Pay	✓ Benchmark long-term incentive values between the 50th and 75th percentiles for our comparator group[1] (previously benchmarked at the 75th percentile) CEO target long-term incentive opportunity reduced from 400% to 300% of base salary
Claw-Back Policy	✓ Implemented a claw-back policy on incentive-based compensation in advance of the finalization of the Dodd-Frank Act's requirements
Gross-Ups	✓ No future gross-up provisions will be provided in any employment agreements

Stillwater is committed to aligning executive compensation with total shareholder returns

Source: Company filings.

(1) Comparator group includes Cliffs Natural Resources, Coeur d'Alene Mines, Gold Fields, Goldcorp, Golden Star Resources, Hecla Mining Company, IAMGOLD, Kinross Gold, North American Palladium and Randgold Resources.

29

Stillwater Has Been a Long-Term Outperformer Vs. Palladium

When Frank McAllister started as CEO on February 12, 2001, the price of palladium was at an artificially inflated high point Since the 2003 price correction, Stillwater shares are up 450%, while palladium is up 427%

100

75 Returns 50 Indexed 25 0

February 12, 2001 Palladium price: $980

Stillwater share price: $35.10

April 16, 2003

Palladium price low

Stillwater share price: $2.31 Palladium price: $149

2001

2002

2003

Indexed Returns

0 300 600 900 1,200

April 16, 2003

Palladium price low

Stillwater share price: $2.31 Palladium price: $149

April 1, 2013

Palladium price: $781

Stillwater share price: $12.70

2003 2004 2005 2006 2007 2008 2009 2010 2011 2013

Palladium Price Stillwater Share Price

Note: Market data as of 4/1/2013. Source: Capital IQ, Factset.

4. Conclusion

Clinton Brings No New Strategic Insights and Destroys Shareholder Value

Several of Clinton’s Demands Were Being Implemented Before Clinton Made Them…

Montana Growth

Assess Marathon Value

Reduce Cost Structure

Re-Make the Board

• Montana growth is Stillwater’s top priority

• First production expected in 2014

• Mitsubishi investment in March 2012 at a premium valuation to Stillwater’s purchase price validates

• project

• Working toward final engineering study in Q3 2013

• Stillwater’s mining cash costs are lower than peers

• Recent increases in corporate expenses largely due to infrastructure build to support growth

•

•

• The Board of Directors was augmented last year

• Two new members, with significant mining experience, were added

…Others are Misguided and Value-Destructive

Sell Altar

Suspend Palladium Alliance Spending

Replace the CEO

• A forced sale in unfavorable market conditions is value-destructive

• Potential to realize additional value as project is advanced and de-risked

• Stillwater is the only primary palladium producer of scale and its sole champion

• Platinum producers, who produce palladium as a by-product, are not incentivized to see palladium

• outperform their primary product

• Palladium’s continued rerating has had a direct and significant benefit to Stillwater’s earnings and

• cash flow

•

• Mr. McAllister has taken steps to position the Company for significant and sustainable palladium- focused growth

• Furthermore, he has improved efficiency and safety of Montana operations

Clinton Group's Activism has Destroyed Shareholder Value

- **Short-term trader, poor track record and no relevant mining experience**
  - Small (1.3%), short-term position in Stillwater
- Average holding time of 10 months for all threatened or pursued proxy fights
- No publicly disclosed PGM investments prior to Stillwater
- Clinton Group failed to create value for itself or other shareholders in four out of six situations where it gained board seats
  - Underperformance underscores Clinton's poor business judgment
- 13 of Clinton Group's 23 threatened or pursued proxy fights have resulted in negative returns

($ in millions)

Company	Industry	Current Market Capitalization	Status	Board Seats Gained	Holding Time (Months)	Absolute Return
Board Seats Gained						
Digital Generation	Consumer Services	$172	Live	2	3	(41%)
Dillards	Consumer Services	3,440	Ended on 12/08/08	4	10	(77%)
Lenox Group	Consumer Goods	NA	Ended on 04/06/09	1	26	(99%)
Nutrisystem (1)	Consumer Services	238	Live	1	13	(26%)
Red Robin (2)	Consumer Services	632	Ended on 03/21/11	4	13	38%
Wet Seal	Apparel Retailers	272	Live	4	7	14%
Average					**12**	**(32%)**
No Board Seats Gained						
California Pizza Kitchen	Consumer Services	NA	Ended on 07/06/11	–	1	0%
Carrols	Consumer Services	123	Ended on 02/29/08	–	6	(28%)
China Security Surveillance	Business Support Services	NA	Ended on 12/18/07	–	1	(6%)
Community Financial Shares	Financials	7	Live	NA	3	8%
Finish Line	Consumer Services	961	Ended on 12/06/06	–	3	18%
Griffon Corp.	Industrials	691	Ended on 08/27/08	–	21	(52%)
HealthSpring	Health Care	NA	Ended on 10/05/07	–	3	12%
Neutral Tandem	Technology	NA	Live	NA	2	17%
Optimal Group	Consumer Goods	NA	Ended on 12/20/06	–	5	(28%)
Overland Storage	Technology	34	Live	NA	25	(50%)
Pacific Mercantile	Financials	98	Live	NA	19	41%
Porter Bancorp	Financials	11	Live	NA	21	(82%)
Select Comfort	Consumer Goods	1,075	Ended on 10/08/09	–	19	80%
Sharper Image	Consumer Services	NA	Ended on 02/20/08	–	2	(88%)
Steven Madden	Consumer Goods	1,893	Ended on 02/21/08	–	4	(9%)
Viking Systems	Health Care	NA	Ended on 09/24/12	–	16	(10%)
World Air Holdings	Airlines	NA	Ended on 08/14/07	–	8	26%
Average					**9**	**(9%)**

Source: 13D Monitor, Capital IQ, Company filings, and FactSet as of 4/1/2013.

(1) Proxy fight was avoided based on a settlement reached to add an independent director. Returns calculated from estimated purchase date of 2/15/12 to 4/1/2013.

(2) Represents weighted average returns of Clinton Group campaigns ended 4/19/2010 and 3/21/2011.

33

Conclusion

Stillwater is the premier North American PGM producer

Company has taken decisive action over past 5 years to become an industry leading, low-cost PGM producer with excellent PGM growth prospects

Company is well-positioned to deliver significant value for shareholders in light of structurally embedded global supply constraints and growing demand for palladium

“Having looked at the complaints of the Clinton Group, we have to say that we largely agree with Stillwater. In our opinion mining is a long-term game that requires long-term investments and only investors with a longer-term view can appreciate this.”

Leon Esterhuizen, CIBC World Markets Inc. (3/20/13)

Appendix

Stillwater Reserves

Stillwater Mine East Boulder Mine Total Montana Mines

Ore Average Contained Saleable Ore Average Contained Saleable Ore Average Contained Saleable

Tons Grade Ounces Ounces Tons Grade Ounces Ounces Tons Grade Ounces Ounces

(000’s)(oz. / ton)(000’s)(000’s)(000’s)(oz. / ton)(000’s)(000’s)(000’s)(oz. / ton)(000’s)(000’s)

As of December 31, 2012

Proven Reserves 3,333 0.59 1,952 1,639 2,690 0.42 1,126 951 6,023 0.51 3,078 2,590

Palladium 0.46 1,524 1,272 0.33 881 739

Platinum 0.13 428 367 0.09 245 212

Probable Reserves 12,149 0.59 7,189 6,035 27,970 0.40 11,188 9,456 40,119 0.46 18,377 15,491

Palladium 0.46 5,612 4,684 0.31 8,756 7,349

Platinum 0.13 1,577 1,351 0.09 2,432 2,107

Total Proven and Probable

Reserves 15,482 0.59 9,141 7,674 30,660 0.40 12,314 10,407 46,142 0.46 21,455 18,081

Palladium 0.46 7,136 5,956 0.31 9,638 8,088

Platinum 0.13 2,005 1,718 0.09 2,676 2,319

Source: Company filings.

Reconciliation of G&A Expenses

($ in thousands)

2009 2010 2011 2012

GAAP Reported G&A $25,080 $33,016 $42,072 $40,948

Non-U.S. Attributable G&A –(828)(2,642)(7,461)

Unadjusted U.S. G&A $25,080 $32,188 $39,430 $33,487

One -Time Expenses

Norilsk-Related Expenses –($4,955) – –

Acquisition / Disposition Expenses –(1,616)(4,969)(942)

Financing Expenses – –(5,187)(958)

Other Adjustments (1)(8) – –(1,465)

Adjusted U.S. G&A $25,072 $25,617 $29,274 $30,122

Source: Company filings.

(1) Includes restructuring expense in 2009 and non-recurring expenses related to software licensing fees in 2012.

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